DELAWARE GROUP INCOME FUNDS, INC
DELCHESTER FUND CLASS C (INCLUDING CDSC)
ANNUALIZED RATE OF RETURN
ONE YEAR
---------- ---------- ---------------- ---------- ----------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T) = ERV

   ONE
   YEAR
----------
                        1
            $1000(1 - T) = $1,102.91


T =           10.29%

DELAWARE GROUP INCOME FUNDS, INC
DELCHESTER FUND CLASS C (EXCLUDING CDSC)
ANNUALIZED RATE OF RETURN
ONE YEAR
---------- ---------- ---------------- ---------- ----------

Average Annual Compounded Rate of Return:

                                  n
                          P(1 + T) = ERV

    ONE
   YEAR
----------
                        1
            $1000(1 - T) = $1,112.91


T =           11.29%

DELAWARE GROUP INCOME FUNDS, INC
DELCHESTER FUND C CLASS
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment                                                                          $1,000.00
Beginning OFFER                                                                                 $6.17
Initial Shares                                                                                162.075


     Fiscal                         Beginning                       Dividends              Reinvested                Cumulative
      Year                            Shares                       for Period                Shares                     Shares

------------------------------------------------------------------------------------------------------------------------------------
    1997                            162.075                         $0.430                    11.536                   173.611
------------------------------------------------------------------------------------------------------------------------------------



Ending Shares                                                                                173.611
Ending NAV                                                                             x       $6.37
                                                                                           ---------

                                                                                           $1,105.90
Less CDSC                                                                                     $10.00
                                                                                           ---------

Investment Return                                                                          $1,095.90


Total Return Performance
------------------------
Investment Return                                                                          $1,095.90
Less Initial Investment                                                                    $1,000.00
                                                                                           ---------

                                                                                              $95.90     /     $1,000.00 x 100




Total Return:                                                                                   9.59%

DELAWARE GROUP INCOME FUNDS, INC
DELCHESTER FUND C CLASS
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning OFFER                                                            $6.17
Initial Shares                                                           162.075


      Fiscal           Beginning             Dividends                Reinvested             Cumulative
       Year              Shares              for Period                 Shares                 Shares

-------------------------------------------------------------------------------------------------------
      1997               162.075                $0.430                  11.536                173.611
-------------------------------------------------------------------------------------------------------




Ending Shares                                                            173.611
Ending NAV                                                                 $6.37
                                                                       ---------

Investment Return                                                      $1,105.90



Total Return Performance
------------------------
Investment Return                                                      $1,105.90
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                         $105.90       $1,000.00 x 100




Total Return:                                                              10.59%

DELAWARE GROUP INCOME FUNDS, INC
DELCHESTER FUND C CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                                                      $1,000.00
Beginning OFFER                                                                             $6.27
Initial Shares                                                                            159.490


      Fiscal           Beginning             Dividends                Reinvested             Cumulative
       Year              Shares              for Period                 Shares                 Shares

-------------------------------------------------------------------------------------------------------
      1997               159.490                $0.570                  15.221                174.711
-------------------------------------------------------------------------------------------------------



Ending Shares                                                            174.711
Ending NAV                                                      x          $6.37
                                                                       ---------
                                                                       $1,112.91
Less CDSC                                                                 $10.00
                                                                       ---------
Investment Return                                                      $1,102.91


Total Return Performance
------------------------
Investment Return                                                      $1,102.91
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                         $102.91 /    $1,000.00 x 100




Total Return:                                                              10.29%

DELAWARE GROUP INCOME FUNDS, INC
DELCHESTER FUND C CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment                                                                $1,000.00
Beginning OFFER                                                                       $6.27
Initial Shares                                                                      159.490


     Fiscal                    Beginning              Dividends          Reinvested
      Year                       Shares              for Period            Shares

-----------------------------------------------------------------------------------------------------
      1997                      159.490                $0.570             15.221
-----------------------------------------------------------------------------------------------------


Ending Shares                                                            174.711
Ending NAV                                                          x      $6.37
                                                                       ---------
Investment Return                                                      $1,112.91



Total Return Performance
------------------------
Investment Return                                                      $1,112.91
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                         $112.91 /   $1,000.00 x 100




Total Return:                                                              11.29%

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND A CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                                      $1,000.00
Beginning OFFER                                                             $6.05
Initial Shares                                                            165.289


        Fiscal          Beginning            Dividends                Reinvested          Cumulative
         Year             Shares             for Period                  Shares             Shares

----------------------------------------------------------------------------------------------------------
         1997           165.289                 $0.081                     2.362           167.651
----------------------------------------------------------------------------------------------------------







Ending Shares                                                            167.651
Ending NAV                                                     x           $5.80
                                                                       ---------
Investment Return                                                        $972.38





Total Return Performance
------------------------
Investment Return                                                        $972.38
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                         ($27.62) / $1,000.00 x 100



Total Return:                                                              -2.76%

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND A CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                                                            $1,000.00
Beginning OFFER                                                                                   $5.77
Initial Shares                                                                                  173.310


        Fiscal                    Beginning          Dividends         Reinvested           Cumulative
         Year                      Shares           for Period           Shares               Shares

----------------------------------------------------------------------------------------------------------
         1997                       173.310            $0.081              2.477              175.787
----------------------------------------------------------------------------------------------------------







Ending Shares                                                            175.787
Ending NAV                                                          x      $5.80
                                                                       ---------
Investment Return                                                      $1,019.56





Total Return Performance
------------------------
Investment Return                                                      $1,019.56
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                          $19.56 /    $1,000.00 x 100



Total Return:                                                               1.96%

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND A CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment                                                     $1,000.00
Beginning NAV                                                              $5.76
Initial Shares                                                           173.611


        Fiscal                    Beginning          Dividends         Reinvested           Cumulative
         Year                      Shares           for Period           Shares               Shares

----------------------------------------------------------------------------------------------------------
    1997                           173.611            $0.081               2.481             176.092
--------------------------------------------------------------------------------------------------------------







Ending Shares                                                            176.092
Ending NAV                                                         x       $5.80
                                                                       ---------
Investment Return                                                      $1,021.33





Total Return Performance
------------------------
Investment Return                                                      $1,021.33
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                          $21.33 \    $1,000.00 x 100



Total Return:                                                               2.13%

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND A CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning NAV                                                              $5.50
Initial Shares                                                           181.818


        Fiscal                    Beginning          Dividends         Reinvested           Cumulative
         Year                      Shares           for Period           Shares               Shares

----------------------------------------------------------------------------------------------------------
         1997                      181.818            $0.081               2.598              184.416
----------------------------------------------------------------------------------------------------------







Ending Shares                                                            184.416
Ending NAV                                                      x          $5.80
                                                                       ---------
Investment Return                                                      $1,069.61





Total Return Performance
------------------------
Investment Return                                                      $1,069.61
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                          $69.61 /  $1,000.00 x 100



Total Return:                                                               6.96%

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment                                                     $1,000.00
Beginning OFFER                                                            $5.76
Initial Shares                                                           173.611


        Fiscal                    Beginning          Dividends         Reinvested           Cumulative
         Year                      Shares           for Period           Shares               Shares

----------------------------------------------------------------------------------------------------------
         1997                      173.611            $0.081               2.481              176.092
----------------------------------------------------------------------------------------------------------





Ending Shares                                                            176.092
Ending NAV                                                        x        $5.80
                                                                       ---------
Investment Return                                                      $1,021.33





Total Return Performance
------------------------
Investment Return                                                      $1,021.33
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                          $21.33 / $1,000.00 x 100



Total Return:                                                               2.13%

DELAWARE GROUP INCOME FUNDS, INC.
HIGH-YIELD OPPORTUNITIES FUND INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                                     $1,000.00
Beginning OFFER                                                            $5.50
Initial Shares                                                           181.818


        Fiscal                    Beginning          Dividends         Reinvested           Cumulative
         Year                      Shares           for Period           Shares               Shares

----------------------------------------------------------------------------------------------------------
        1997                       181.818            $0.081              2.598              184.416
----------------------------------------------------------------------------------------------------------







Ending Shares                                                            184.416
Ending NAV                                                         x       $5.80
                                                                       ---------
Investment Return                                                      $1,069.61





Total Return Performance
------------------------
Investment Return                                                      $1,069.61
Less Initial Investment                                                $1,000.00
                                                                       ---------
                                                                          $69.61 / $1,000.00 x 100



Total Return:                                                               6.96%